UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
Secretary
JPMorgan Value Opportunities Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2013

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders

Semi-Annual Report dated December 31, 2012

Semi-Annual Report

JPMorgan Value Opportunities Fund

Six months ended December 31, 2012 (Unaudited)

CONTENTS

President’s Letter	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
Investment Adviser’s Report	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2
Schedule of Portfolio Investments	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
Financial Statements	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6
Financial Highlights	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10
Notes to Financial Statements	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12
Schedule of Shareholder Expenses	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
February 8, 2013 (Unaudited)

Dear Fellow Shareholders:

For the six months ended December 31, 2012, JPMorgan Value Opportunities Fund (Class A shares) returned 9.4% with all distributions reinvested. On December 19, the Fund paid an income dividend of 15.903 cents per share (Class A shares). The Fund did not make a capital gain distribution during the calendar year. The Fund’s benchmark, the Russell 1000 Value Index, was up 8.1% during the six-month reporting period. The Standard & Poor’s 500 Composite Index was up 6.0% for the same period.

Stock markets around the world generally had quite favorable results for calendar year 2012, notwithstanding slow economic growth in the United States, recessionary pressures and debt worries in Europe, slowing growth in Asia, and various political, economic and fiscal uncertainties here at home. In the U.S., mid-cap stocks generally led, but all capitalization categories did well, as did both growth and value stocks. Non-U.S. stock markets also had good returns, led somewhat surprisingly by Europe. The U.S. stock market has been volatile, generally rising in the first quarter of 2012, falling in the second quarter, rising in the third quarter, falling again in October and November but gaining in December.  For calendar year 2012, the Value Opportunities Fund (Class A shares) returned 16.1%, the Russell 1000 Value Index returned 17.5% and the S&P 500 Index returned 16.0%. As of year-end, the price/earnings ratio for large capitalization stocks remains below the average for the past twenty years, suggesting that large-cap stocks remain generally undervalued.  The S&P 500 Index was up, at the end of 2012, 111% over the market low in March 2009, but was still nearly 10% under the previous market high in October 2007.

While the economy continues to recover, growth remains sluggish at about 2.0% per year and unemployment high at 7.8%. From 1950 to 1999, the growth rate for the U.S. averaged 3.6% per year. Some fear that it is unrealistic to expect similar growth rates going forward.

There are, nonetheless, some positive signs in the economy. The housing and auto industries are improving. New home construction is slowly increasing. Home prices were up in many real estate markets in 2012 for the first time since prices began falling in early 2006. Mortgage rates are at their lowest level in sixty years. As sales of homes have increased, the inventory of previously sold homes that are for sale has dropped to near normal levels. Home builder stocks have had strong price increases, although unemployment in the construction industry has shown little improvement. Light vehicle sales have been increasing for two years as the average age of cars on the road reached an all-time high of nearly 11 years in 2012, suggesting that car sales will continue to increase.

The energy industry has developed the technology to expand greatly the natural gas supply in the U.S., helping to keep energy prices down but also contributing to a new manufacturing expansion in this country.

Consumer spending has been trending up and individual debt payments as a percentage of disposable income is at its lowest since 1983. Corporations generally have strong balance sheets with high cash holdings, but remain cautious about business investment and new hiring. Although earnings per share for S&P 500 companies fell in the third quarter of 2012, earnings still remain at a high level.

While unemployment remains higher than hoped for, the private sector has been adding jobs for about three years now. Governments, particularly state and local governments, have been forced to reduce employment for the past four years due to budget constraints. The Congress did address taxes as the "fiscal cliff" approached. However, the unsustainable federal budget deficits and ever-growing federal debt burden remain to be addressed, as does comprehensive tax reform. It is difficult to be optimistic that the nation’s political leadership will come together and make progress in dealing with these difficult subjects. Fortunately interest rates are very low, and inflation remains below two percent. The Federal Reserve continues to keep interest rates low while putting money into the economy by buying U.S. Treasury and mortgage securities every month. Although some worry about the possible unintended consequences of the Federal Reserve’s program to buy up Treasury and mortgage securities, the Federal Reserve appears to be committed to this course so long as inflation remains low and unemployment high.

During the six-month reporting period ended December 31, 2012, investors retreated from the traditional safe havens of the utility and consumer staples sectors, while the financial and consumer discretionary sectors gained favor. For the year as a whole, financials, consumer discretionary and telecom were the best performing sectors in the S&P 500 Index. Utilities, energy and consumer staples were the worst performing. For the six-month reporting period, the Fund’s best performing sectors were consumer discretionary, financials and telecom, while technology, energy, healthcare and utility sectors tended to produce the worst results. See the Investment Adviser’s Report on page two for more information on the Fund’s results.

Sincerely,

Jeffrey L. Steele
President

INVESTMENT ADVISER’S REPORT
As of December 31, 2012 (Unaudited)

FUND FACTS

Fund Inception	. . . . . . . . . . . . . .	December 31, 2001
Fund Year End	. . . . . . . . . . . . . .	June 30
Net Assets as of 12/31/12 (in thousands)	. . . . . . . . . . . . . .	$540,895
Primary Benchmark	. . . . . . . . . . . . . .	Russell 1000 Value Index

HOW DID THE FUND PERFORM?

The Value Opportunities Fund, which seeks to provide long term capital appreciation*, had a total return of 9.4%** for the trailing six months ended December 31, 2012, outperforming the 8.1% return of the Russell 1000 Value Index, the Fund’s benchmark. This report discusses the Fund’s performance relative to its benchmark.

WHY HAS THE FUND PERFORMED THIS WAY?

The emphasis on more cyclical, higher beta stocks fueled the Fund’s strong performance over the past six months. A rotation occurred from richly valued, lower beta stocks, such as utilities to higher beta areas of the market, such as diversified financials. In particular, many concerns weighing on the universal banks began to lift, as they continued to rebuild capital and benefitted from a much improved C&I lending environment. In addition, the perception that the European leadership was doing a better job addressing their fiscal issues quelled concerns that a European financial crisis would threaten the global financial system. The Fund continues to overweight the financial sector, as valuations are still quite attractive and banks’ earnings remain below normalized levels. We also maintain an overall pro-cyclical tilt, as current stock prices in the more cyclical areas of the market do not fully reflect their opportunities, in our view. In particular, a manufacturing renaissance continues to unfold in the U.S., fueled by competitive energy costs and a narrowing gap in wage differences between the U.S. and other countries. In addition, as the housing recovery continues to unfold, a number of our holdings stand to benefit, including the financials and some consumer discretionary names.

The financial sector made the strongest contribution to the Fund’s performance over the past six months. Within the financial sector, Citigroup was one of the largest performance contributors. The company’s new CEO has acted quickly in his first few months, cutting expenses and improving the company’s overall execution. More importantly, the company benefitted from its greater global footprint vs. the other universal banks, as strong loan growth in Latin America and Asia helped mitigate the impact of sluggish business conditions and increased financial regulation in the U.S. In addition, loan loss reserve releases are expected in 2013, further building capital and increasing the company’s ability to return capital to shareholders in the form of share repurchases and a dividend increase. We continue to hold the stock, as even after its recent strong performance it only trades at 0.8 times tangible book value, the lowest of the large universal banks.

The consumer discretionary sector also made a strong positive contribution to performance, lead by media company Comcast. The cable industry has continued to outperform, with Comcast leading the pack. We favor cable and expect it to take share from satellite and DSL because cable can monetize data, voice, and video, while satellite can primarily only profit from video. Its valuation is still attractive as measured by free cash flow yield, growth is steady, and it places an emphasis on return of capital to shareholders.

Stock selection in the technology sector detracted from performance, lead by software giant Microsoft. Weak personal computer sales concerned investors, given the ubiquitous presence of Microsoft’s operating system on PCs. In addition, the company’s product offering in the growing tablet market, the Surface Pro, did not come out of the gate as strongly as many had hoped. We continue to hold the stock, as we feel these concerns are reflected in the stock price. In addition, they are not being given credit for the parts of their business that are performing well. The enterprise refresh cycle from XP to Windows 7 remains strong, while Windows 8’s early reviews have been positive. The company’s huge cash stockpile (approximately $57B) and ability to generate strong free cash flow ($19B last year) give them an advantage over many competitors in navigating the rapidly-evolving industry landscape. It also remains a very cheap stock, whose 3.4% dividend yield pays investors to wait for the stock price to more fully reflect the value of the company’s future cash flows.

Weakness in the healthcare sector also detracted from performance, with United HealthGroup being the largest performance detractor within the sector. Many managed care companies suffered during the second half of 2012, as concerns over pricing and margins began to resurface in the companies’ operating results. We continue to maintain a positive outlook on the company as we believe it remains a key player within the space and maintains a compelling valuation. We believe that the largest players, such as UnitedHealth, are positioned to perform well in an increasingly cost-conscious environment. In addition, the Affordable Care Act has effectively expanded the size of the market they serve.

HOW WAS THE FUND MANAGED?

Our investment strategy utilizes active stock selection with a systematic valuation process. Sector bets are relatively constrained; however, within broad sectors, we have established positions in companies that reflect broader themes. The portfolio has maintained its overweights in the healthcare, financial and technology sectors. Within the healthcare sector, we continue to believe that as regulatory uncertainty is reduced, the sector, especially the HMOs, will benefit. Financial stocks continue to trade at extremely attractive valuations, with spreads in the insurance industry remaining at all time highs. In the technology sector, valuations continue to look cheap on an historical basis.

*The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

**The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of Class A shares including a sales charge was 3.7%.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Chevron Corp.	. . . . . . . . . . . . . . . . .	4.7%
2.	Citigroup, Inc.	. . . . . . . . . . . . . . . . .	4.6
3.	UnitedHealth Group, Inc.	. . . . . . . . . . . . . . . . .	3.9
4.	Wells Fargo & Co.	. . . . . . . . . . . . . . . . .	3.7
5.	Exxon Mobil Corp.	. . . . . . . . . . . . . . . . .	3.6
6.	Merck & Co., Inc.	. . . . . . . . . . . . . . . . .	3.6
7.	Comcast Corp., Class A	. . . . . . . . . . . . . . . . .	2.7
8.	Everest Re Group Ltd. (Bermuda)	. . . . . . . . . . . . . . . . .	2.5
9.	Occidental Petroleum Corp.	. . . . . . . . . . . . . . . . .	2.3
10.	Bank of America Corp.	. . . . . . . . . . . . . . . . .	2.3

PORTFOLIO COMPOSITION BY SECTOR*
Financials	. . . . . . . . . . . . . . . . .	28.7%
Energy	. . . . . . . . . . . . . . . . .	17.1
Health Care	. . . . . . . . . . . . . . . . .	15.4
Consumer Discretionary	. . . . . . . . . . . . . . . . .	10.9
Information Technology	. . . . . . . . . . . . . . . . .	10.8
Industrials	. . . . . . . . . . . . . . . . .	7.3
Consumer Staples	. . . . . . . . . . . . . . . . .	4.6
Utilities	. . . . . . . . . . . . . . . . .	3.1
Others (each less than 1.0%)	. . . . . . . . . . . . . . . . .	0.9
Short-Term Investment	. . . . . . . . . . . . . . . . .	1.2
* Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s composition and holdings are subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012 (UNAUDITED)
	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR*
CLASS A SHARES	12/31/01
Without Sales Charge		9.4%	16.1%	-0.4%	6.4%
With 5.25% Sales Charge		3.7	10.0	-1.5	5.9
CLASS B SHARES	12/31/01
Without CDSC		9.1	15.5	-0.9	5.9
With CDSC**		4.1	10.6	-1.3	5.9
CLASS C SHARES	2/19/05
Without CDSC		9.1	15.5	-0.9	5.8
With CDSC***		8.1	14.5	-0.9	5.8
INSTITUTIONAL CLASS SHARES	12/31/04	9.6	16.5	-0.1	6.8
* Performance for Class C and Institutional Class shares for periods prior to their inception is based on performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.
** Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, 2% CDSC for the five-year period and 0% CDSC thereafter.
*** Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2012 (Unaudited)
(Amounts in thousands)

Shares	Security Description	Value($)
Common Stocks -- 98.7%
	Consumer Discretionary -- 10.8%
	Auto Components -- 1.9%
124	Lear Corp.	5,813
80	TRW Automotive Holdings Corp. (a)	4,310
		10,123
	Internet & Catalog Retail -- 0.2%
15	Expedia, Inc.	922
	Media -- 6.3%
207	CBS Corp. (Non-Voting), Class B	7,876
384	Comcast Corp., Class A	14,363
60	DISH Network Corp., Class A	2,166
61	Time Warner Cable, Inc.	5,965
49	Time Warner, Inc.	2,343
34	Walt Disney Co. (The)	1,710
		34,423
	Multiline Retail -- 1.9%
158	Macy’s, Inc.	6,173
75	Target Corp.	4,438
		10,611
	Specialty Retail -- 0.5%
44	Home Depot, Inc. (The)	2,695
	Total Consumer Discretionary	58,774

	Consumer Staples -- 4.6%
	Food & Staples Retailing -- 1.4%
50	CVS Caremark Corp.	2,398
204	Kroger Co. (The)	5,300
		7,698
	Food Products -- 2.0%
138	Archer-Daniels-Midland Co.	3,777
177	ConAgra Foods, Inc.	5,235
64	Mondelez International, Inc., Class A	1,635
		10,647
	Household Products -- 1.2%
73	Energizer Holdings, Inc.	5,799
10	Procter & Gamble Co. (The)	692
		6,491
	Total Consumer Staples	24,836
	Energy -- 17.1%
	Energy Equipment & Services -- 0.9%
7	Ensco plc, (United Kingdom), Class A	433
124	Halliburton Co.	4,286
		4,719
	Oil, Gas & Consumable Fuels -- 16.2%
101	Apache Corp.	7,900
236	Chevron Corp.	25,507
96	ConocoPhillips	5,547
13	EOG Resources, Inc.	1,595
227	Exxon Mobil Corp.	19,612
51	Kinder Morgan, Inc.	1,787
32	Marathon Oil Corp.	966
39	Marathon Petroleum Corp.	2,482
162	Occidental Petroleum Corp.	12,428
49	Phillips 66	2,578
215	Valero Energy Corp.	7,336
		87,738
	Total Energy	92,457

	Financials -- 28.7%
	Capital Markets -- 5.2%
45	Goldman Sachs Group, Inc. (The)	5,782
474	Invesco Ltd.	12,369
216	State Street Corp.	10,143
		28,294
	Commercial Banks -- 6.9%
183	Capital Bank Financial Corp. (a) (e) (i)	2,816
53	Comerica, Inc.	1,608
1,243	Huntington Bancshares, Inc.	7,942
174	SunTrust Banks, Inc.	4,920
588	Wells Fargo & Co.	20,093
		37,379
	Diversified Financial Services -- 6.9%
1,070	Bank of America Corp.	12,415
628	Citigroup, Inc.	24,850
		37,265
	Insurance -- 7.9%
86	ACE Ltd., (Switzerland)	6,847
124	Everest Re Group Ltd., (Bermuda)	13,601
339	MetLife, Inc.	11,167
34	PartnerRe Ltd., (Bermuda)	2,696
148	Prudential Financial, Inc.	7,917
18	XL Group plc, (Ireland)	449
		42,677
	Real Estate Investment Trusts (REITs) -- 1.8%
17	American Campus Communities, Inc.	770
192	CBL & Associates Properties, Inc.	4,081
30	Extra Space Storage, Inc.	1,099
71	Post Properties, Inc.	3,541
		9,491
	Total Financials	155,106
	Health Care -- 15.4%
	Biotechnology -- 2.8%
52	Biogen Idec, Inc. (a)	7,656
93	Celgene Corp. (a)	7,300
		14,956
	Health Care Equipment & Supplies -- 0.2%
19	Covidien plc, (Ireland)	1,092
	Health Care Providers & Services -- 5.8%
41	Cigna Corp.	2,187
100	Humana, Inc.	6,842
14	McKesson Corp.	1,358
385	UnitedHealth Group, Inc.	20,895
		31,282
	Pharmaceuticals -- 6.6%
38	Johnson & Johnson	2,692
472	Merck & Co., Inc.	19,309
128	Pfizer, Inc.	3,210
177	Valeant Pharmaceuticals International, Inc.,	10,575
	(Canada) (a)
		35,786
	Total Health Care	83,116
	Industrials -- 7.3%
	Aerospace & Defense -- 1.9%
69	Honeywell International, Inc.	4,398
33	Textron, Inc.	821
63	United Technologies Corp.	5,134
		10,353
	Commercial Services & Supplies -- 1.4%
101	Avery Dennison Corp.	3,541
146	Tyco International Ltd., (Switzerland)	4,280
		7,821
	Construction & Engineering -- 1.3%
119	Fluor Corp.	7,002
	Electrical Equipment -- 0.2%
22	Emerson Electric Co.	1,139
	Machinery -- 1.5%
127	PACCAR, Inc.	5,719
46	Pentair Ltd., (Switzerland)	2,268
		7,987
	Professional Services -- 0.2%
15	Equifax, Inc.	828
	Road & Rail -- 0.8%
27	CSX Corp.	530
30	Union Pacific Corp.	3,727
		4,257
	Total Industrials	39,387
	Information Technology -- 10.7%
	Communications Equipment -- 3.4%
617	Cisco Systems, Inc.	12,119
104	QUALCOMM, Inc.	6,456
		18,575
	Computers & Peripherals -- 1.3%
9	Apple, Inc.	5,032
141	Hewlett-Packard Co.	2,015
		7,047
	Internet Software & Services -- 1.1%
8	Google, Inc., Class A (a)	5,959
	IT Services -- 0.6%
54	Jack Henry & Associates, Inc.	2,112
9	Visa, Inc., Class A	1,349
		3,461
	Semiconductors & Semiconductor Equipment -- 0.8%
89	KLA-Tencor Corp.	4,236
	Software -- 3.5%
254	Microsoft Corp.	6,776
364	Oracle Corp.	12,135
		18,911
	Total Information Technology	58,189
	Materials -- 0.2%
	Metals & Mining -- 0.2%
159	Alcoa, Inc.	1,380
	Telecommunication Services -- 0.8%
	Diversified Telecommunication Services -- 0.8%
46	AT&T, Inc.	1,554
61	Verizon Communications, Inc.	2,650
	Total Telecommunication Services	4,204
	Utilities -- 3.1%
	Electric Utilities -- 3.1%
73	NextEra Energy, Inc.	5,074
448	NV Energy, Inc.	8,129
66	OGE Energy Corp.	3,688
	Total Utilities	16,891
	Total Common Stocks (Cost $450,678)	534,340
Short-Term Investment -- 1.2%
	Investment Company -- 1.2%
6,263	JPMorgan Prime Money Market Fund,	6,263
	Institutional Class Shares, 0.080%, (b) (l)
	(Cost $6,263)
	Total Investments -- 99.9% (Cost $456,941)	540,603
	Other Assets in Excess of Liabilities -- 0.1%	292
	NET ASSETS -- 100.0%	$540,895

Percentages indicated are based on net assets.
NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:
(a)	Non-income producing security.
(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)	Security has been deemed illiquid pursuant to procedures approved by the Board of Directors and may be difficult to sell.
(l)	The rate shown is the current yield as of December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012 (Unaudited)
(Amounts in thousands, except per share amounts)

ASSETS:
Investments in non-affiliates, at value	$534,340
Investments in affiliates, at value	6,263
Total investment securities, at value	540,603
Cash	25
Receivables:
Investment securities sold	4,541
Fund shares sold	581
Dividends from non-affiliates	581
Dividends from affiliates	2
Prepaid expenses and other assets	4
Total Assets	546,337
LIABILITIES:
Payables:
Investment securities purchased	5,104
Fund shares redeemed	13
Accrued liabilities:
Investment advisory fees	179
Business management fees	12
Shareholder servicing fees	45
Distribution fees	33
Other	56
Total Liabilities	5,442
Net Assets	$540,895

NET ASSETS:
Paid in capital	$626,595
Accumulated undistributed (distributions in excess of) net investment income	96
Accumulated net realized gains (losses)	(169,458)
Net unrealized appreciation (depreciation)	83,662
Total Net Assets	$540,895
NET ASSETS:
Class A	$46,672
Class B	2,036
Class C	2,487
Institutional Class	489,700
Total	$540,895
Outstanding shares (total authorized capital stock - 500,000 $.01 par value, 34,550 outstanding):
Class A	2,976
Class B	131
Class C	160
Institutional Class	31,283
Net Asset Value (a):
Class A - Redemption price per share	$15.68
Class B - Offering price per share (b)	$15.53
Class C - Offering price per share (b)	$15.53
Institutional Class - Offering and redemption price per share	$15.65
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% - maximum sales charge)]	$16.55
Cost of investments in non-affiliates	$450,678
Cost of investments in affiliates	6,263

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b) Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)
(Amounts in thousands)

INVESTMENT INCOME:
Dividend income from non-affiliates	$5,856
Dividend income from affiliates (a)	6
Total investment income	5,862
EXPENSES:
Investment advisory fees	1,063
Business management fees	465
Distribution fees:
Class A	60
Class B	8
Class C	9
Shareholder servicing fees:
Class A	60
Class B	3
Class C	3
Institutional Class	239
Transfer agent fees	40
Auditing and legal fees	56
Custodian and accounting fees	24
Directors’ fees	37
Reports to shareholders	7
Registration and prospectus expenses	34
Other	2
Total expenses	2,110
Less amounts waived	(293)
Net expenses	1,817
Net investment income (loss)	4,045

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	19,706
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	24,257
Net realized/unrealized gains (losses)	43,963
Change in net assets resulting from operations	$48,008

(a) Includes reimbursement of investment advisory and shareholder servicing fees related to fees charged on the underlying investment. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Six Months
	Ended	Year
	12/31/2012	Ended
	(Unaudited)	6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,045	$6,236
Net realized gain (loss)	19,706	57,833
Change in net unrealized appreciation (depreciation)	24,257	(76,341)
Change in net assets resulting from operations	48,008	(12,272)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(470)	(620)
Class B
From net investment income	(9)	(18)
Class C
From net investment income	(13)	(20)
Institutional Class
From net investment income	(6,341)	(7,259)
Total distributions to shareholders	(6,833)	(7,917)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(12,094)	(135,950)
NET ASSETS:
Change in net assets	29,081	(156,139)
Beginning of period	511,814	667,953
End of period	$540,895	$511,814
Accumulated undistributed (distributions in excess of) net investment income	$96	$2,884

SEE NOTES TO FINANCIAL STATEMENTS.
STATEMENT OF CHANGES IN NET ASSETS (continued)
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Six Months
	Ended	Year
	12/31/2012	Ended
	(Unaudited)	6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,804	$6,099
Dividends and distributions reinvested	452	597
Cost of shares redeemed	(6,358)	(8,740)
Change in net assets resulting from Class A capital transactions	$(4,102)	$(2,044)
Class B
Proceeds from shares issued	$7	22
Dividends and distributions reinvested	8	17
Cost of shares redeemed	(269)	(743)
Change in net assets resulting from Class B capital transactions	$(254)	$(704)
Class C
Proceeds from shares issued	$173	194
Dividends and distributions reinvested	11	17
Cost of shares redeemed	(320)	(663)
Change in net assets resulting from Class C capital transactions	$(136)	$(452)
Institutional Class
Proceeds from shares issued	$15,045	42,855
Dividends and distributions reinvested	6,317	7,178
Cost of shares redeemed	(28,964)	(182,783)
Change in net assets resulting from Institutional Class capital transactions	$(7,602)	$(132,750)
Total change in net assets resulting from capital transactions	$(12,094)	$(135,950)

SHARE TRANSACTIONS:
Class A
Issued	120	431
Reinvested	28	45
Redeemed	(413)	(627)
Change in Class A Shares	(265)	(151)
Class B
Issued	-- (a)	2
Reinvested	1	1
Redeemed	(18)	(53)
Change in Class B Shares	(17)	(50)
Class C
Issued	11	13
Reinvested	1	1
Redeemed	(22)	(47)
Change in Class C Shares	(10)	(33)
Institutional Class
Issued	987	2,984
Reinvested	399	536
Redeemed	(1,908)	(12,200)
Change in Institutional Class Shares	(522)	(8,680)

(a) Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b) (c	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b) (e)
Class A
Six Months Ended December 31, 2012 (Unaudited)	$14.48	$0.10	$1.26	$1.36	($0.16)	$--	($0.16)	$15.68	9.37%	$ 46,672	0.95%	1.24%	1.15%	44%
Year Ended June 30, 2012	15.08	0.15	-0.56	-0.41	-0.19	--	-0.19	14.48	-2.63	46,937	0.93	1.02	1.14	142
Year Ended June 30, 2011	12.07	0.15	3	3.15	-0.14	--	-0.14	15.08	26.19	51,162	0.97	1.08	1.15	63
Year Ended June 30, 2010	10.74	0.12	1.37	1.49	-0.16	--	-0.16	12.07	13.76	46,437	1.07	0.98	1.17	79
Year Ended June 30, 2009	14.36	0.25	-3.6	-3.35	-0.27	--	-0.27	10.74	-23.07	38,947	1.07	1.96	1.19	98
Year Ended June 30, 2008	21.32	0.24	-4.95	-4.71	-0.23	-2.02	-2.25	14.36	-23.72	66,061	1.05	1.41	1.14	80

Class B
Six Months Ended December 31, 2012 (Unaudited)	14.3	0.08	1.22	1.3	-0.07	--	-0.07	15.53	9.08	2,036	1.45	0.74	1.64	44
Year Ended June 30, 2012	14.88	0.11	-0.59	-0.48	-0.1	--	-0.1	14.3	-3.14	2,119	1.45	0.5	1.67	142
Year Ended June 30, 2011	11.89	0.12	2.92	3.04	-0.05	--	-0.05	14.88	25.62	2,943	1.47	0.58	1.65	63
Year Ended June 30, 2010	10.59	0.08	1.32	1.4	-0.1	--	-0.1	11.89	13.11	3,315	1.57	0.48	1.67	79
Year Ended June 30, 2009	14.07	0.2	-3.51	-3.31	-0.17	--	-0.17	10.59	-23.37	3,594	1.57	1.43	1.69	98
Year Ended June 30, 2008	20.94	0.16	-4.88	-4.72	-0.13	-2.02	-2.15	14.07	-24.14	7,149	1.55	0.9	1.64	80

Class C
Six Months Ended December 31, 2012 (Unaudited)	14.31	0.07	1.23	1.3	-0.08	--	-0.08	15.53	9.07	2,487	1.45	0.74	1.64	44
Year Ended June 30, 2012	14.89	0.1	-0.57	-0.47	-0.11	--	-0.11	14.31	-3.1	2,428	1.45	0.5	1.67	142
Year Ended June 30, 2011	11.9	0.11	2.93	3.04	-0.05	--	-0.05	14.89	25.59	3,026	1.47	0.59	1.65	63
Year Ended June 30, 2010	10.6	0.07	1.33	1.4	-0.1	--	-0.1	11.9	13.15	3,080	1.57	0.48	1.67	79
Year Ended June 30, 2009	14.09	0.22	-3.54	-3.32	-0.17	--	-0.17	10.6	-23.41	2,976	1.57	1.45	1.69	98
Year Ended June 30, 2008	20.97	0.16	-4.89	-4.73	-0.13	-2.02	-2.15	14.09	-24.16	6,347	1.55	0.9	1.64	80

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	14.47	0.12	1.26	1.38	-0.2	--	-0.2	15.65	9.55	489,700	0.65	1.55	0.75	44
Year Ended June 30, 2012	15.09	0.22	-0.6	-0.38	-0.24	--	-0.24	14.47	-2.42	460,330	0.65	1.28	0.77	142
Year Ended June 30, 2011	12.07	0.21	3	3.21	-0.19	--	-0.19	15.09	26.65	610,822	0.65	1.4	0.76	63
Year Ended June 30, 2010	10.73	0.16	1.39	1.55	-0.21	--	-0.21	12.07	14.29	532,637	0.65	1.39	0.77	79
Year Ended June 30, 2009	14.38	0.31	-3.62	-3.31	-0.34	--	-0.34	10.73	-22.73	413,130	0.65	2.37	0.79	98
Year Ended June 30, 2008	21.36	0.3	-4.96	-4.66	-0.3	-2.02	-2.32	14.38	-23.46	671,970	0.65	1.81	0.74	80

(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d) Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e) Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period.  Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge ("CDSC"). Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

Effective November 1, 2009, Class B shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B shares prior to November 1, 2009, may continue to hold their Class B shares until they convert automatically to Class A shares.

2. Significant Accounting Policies

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments -- Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Directors. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. The Fund’s Board and its Audit Committee assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. ("JPMFM"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), has established a Valuation Committee ("VC") that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. ("JPMAM"), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements ("Fair Values") and/or providing recommendations for approval to the Board of Directors, in accordance with the Fund’s valuation policies.

The VC or Board of Directors, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Directors may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Directors, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 -- quoted prices in active markets for identical securities

• Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 -- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$58,774	$--	$--	$58,774
Consumer Staples	24,836	--	--	24,836
Energy	92,457	--	--	92,457
Financials	152,290	--	2,816	155,106
Health Care	83,116	--	--	83,116
Industrials	39,387	--	--	39,387
Information Technology	58,189	--	--	58,189
Materials	1,380	--	--	1,380
Telecommunication Services	4,204	--	--	4,204
Utilities	16,891	--	--	16,891
Total Common Stocks	531,524	--	2,816	534,340
Short-Term Investment
Investment Company	6,263	--	--	6,263
Total Investments in Securities	$537,787	$--	$2,816	$540,603

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 06/30/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases1	Sales2	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/12
Investments in Securities
Common Stocks - Financials	$3,630	$ --	$(814)	$ --	$ --	$ --	$ --	$ --	$2,816
Total	$3,630	$ --	$(814)	$ --	$ --	$ --	$ --	$ --	$2,816

1Purchases include all purchases of securities and securities received in corporate actions.
2Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2012, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(814,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities -- Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid.

Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the "Securities Act"). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of December 31, 2012, the Fund held approximately $2,816,000, or 0.5%, of net assets in illiquid securities.

As of December 31, 2012, the Fund had no investments in restricted securities other than securities sold to the fund under Rule 144A under the Securities Act.

C. Securities Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses -- In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class.

E. Federal Income Taxes -- It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2012 were as follows (amounts in thousands):

Federal income tax cost of investments	. . . . . . . . . . . .	$456,941
Gross unrealized appreciation of investments	. . . . . . . . . . . .	$87,355
Gross unrealized depreciation of investments	. . . . . . . . . . . .	$3,693
Net unrealized appreciation (depreciation) of investments	. . . . . . . . . . . .	$83,662

F. Foreign Taxes -- The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Distributions to Shareholders -- Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee -- Pursuant to the Investment Advisory Agreement, the Adviser acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of JPMAM. The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual rate for the Fund is 0.40%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in money market funds for the six months ended December 31, 2012 was approximately $4,000.

B. Business Management Fee -- Pursuant to a Business Management Agreement effective December 21, 2012, Johnston, Lemon Asset Management, Inc. ("JLAM" or the "Business Manager") performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual rate for the Fund is 0.175%. For the six months ended December 31, 2012, the Business Manager waived fees as outlined in Note 3.F. Prior to December 21, 2012, Washington Management Corporation (a former affiliate of JLAM) provided business management services under the same terms.

C. Distribution Fees -- Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the "Distribution Plans") for Class A, Class B and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C. Amounts are reflected in the accompanying Statement of Operations.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the CDSC from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor received approximately $1,000 in front-end sales charges. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, parent company to JLAM, earned approximately $13,000 on its retail sales of shares of the Fund and Distribution Plan fees paid to it.

D. Shareholder Servicing Fees -- The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C shares and 0.10% for the Institutional Class shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. For the six months ended December 31, 2012, the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees -- JPMorgan Chase Bank, N.A. ("JPMCB") provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. No credits were earned during the six months ended December 31, 2012.

F. Waivers and Reimbursements -- The Adviser, Business Manager and Distributor contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class shares (excluding acquired fund fees and expenses, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.95%, 1.45%, 1.45% and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other share class expenses. The expense limitation percentages are due to expire October 31, 2013, but may be extended. For the six months ended December 31, 2012, the Fund’s service providers contractually waived fees for the Fund as follows:

Business Manager -- approximately $259,000, Shareholder Servicing Agent -- approximately $34,000. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other -- All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the six months ended December 31, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser or Business Manager.

The Fund may use related party broker-dealers. For the six months ended December 31, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of approximately $231,576,000 and sales of approximately $249,564,000 during the six months ended December 31, 2012. During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of disclosure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s Adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

6. Federal Income Tax Matters

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the Fund did not have any post-enactment net capital loss carryforwards, and had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2017	2018	Total
$61,504	$117,055	$178,559

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,093.70	$5.01	0.95%
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class B
Actual	1,000.00	1,090.80	7.64	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class C
Actual	1,000.00	1,090.70	7.64	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Institutional Class
Actual	1,000.00	1,095.50	3.43	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
*Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

Contact JPMorgan Funds Distribution Services, Inc. at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation ("SIPC"), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the J.P. Morgan Funds’ website at www. jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

JPMorgan Value Opportunities Fund
1101 Vermont Avenue, NW
Washington, DC 20005-3585

Printed on paper containing 10% post consumer waste
© JPMorgan Chase & Co., 2013 All rights reserved. December 2012.
SAN-VO-1212

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities and Exchange Act of 1934.

Item 6. Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Not applicable to this filing.

(b)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, and
Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By /s/Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 27, 2013

By /s/Michael W. Stockton
Michael W. Stockton, Principal Financial Officer,
Senior Vice President and Treasurer
Date: February 27, 2013